Exhibit 99.1

Regional Health Properties, Inc. Announces Convening and Adjournment of Special Meeting, Information for Reconvened Special Meeting and Extension of Exchange Offer

ATLANTA, GA, March 29, 2022 — Regional Health Properties, Inc. (NYSE American: RHE) (NYSE American: RHE-PA) (“RHE” or the “Company”), a self-managed healthcare real estate investment company that invests primarily in real estate purposed for senior living and long-term care, convened its special meeting (the “Special Meeting”) of the holders of its 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) and holders of its common stock, no par value (the “Common Stock”), on March 28, 2022. At the Special Meeting, the holders of Series A Preferred Stock and the holders of Common Stock, voting together as a single class, approved the adjournment of the Special Meeting for the purpose of soliciting additional votes for the approval of the Required Proposals (as defined in the Proxy Statement/Prospectus (as defined herein), and the Special Meeting was adjourned.

The Special Meeting will be reconvened on Monday, May 2, 2022 at 10:00 a.m., Eastern Time, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia. The record date for determination of the holders of Series A Preferred Stock and the holders of Common Stock entitled to notice of, and to vote at, the reconvened Special Meeting remains the close of business on February 24, 2022.

Any proxies previously submitted by the holders of Series A Preferred Stock and the holders of Common Stock with respect to the Special Meeting convened and adjourned on March 28, 2022 will continue to be counted. Such holders need not submit a new proxy for their votes to be counted. The holders of Series A Preferred Stock and the holders of Common Stock may revoke their proxies as set forth in the Proxy Statement/Prospectus.

As previously announced, the Company commenced an offer to exchange (the “Exchange Offer”) any and all of its outstanding Series A Preferred Stock for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares. The Company is extending the expiration date for the Exchange Offer from 11:59 p.m., New York City time, on March 28, 2022 to 5:00 p.m., New York City time, on May 2, 2022 to allow additional time for the holders of Series A Preferred Stock to tender their shares of Series A Preferred Stock in the Exchange Offer. As of 11:59 p.m., New York City time, on March 28, 2022, 1,945,379 shares of Series A Preferred Stock had been properly tendered (and not validly withdrawn) in the Exchange Offer.

Morrow Sodali LLC is acting as the Information Agent in connection with the Exchange Offer and as the Proxy Solicitor in connection with the Special Meeting, and Continental Stock Transfer & Trust Company, our transfer agent, is acting as the Exchange Agent in connection with the Exchange Offer.

The complete terms and conditions of the Exchange Offer are set forth in the Proxy Statement/Prospectus (as it may be supplemented and amended from time to time, the “Proxy

Statement/Prospectus”) and the related Letter of Transmittal (the “Letter of Transmittal”) that are filed with the U.S. Securities and Exchange Commission (the “SEC”) under cover of Schedule TO/13E-3 and were sent to holders of the existing Series A Preferred Stock and Common Stock, as applicable. The Proxy Statement/Prospectus and the notice of the Special Meeting were mailed to holders of record of Series A Preferred Stock and holders of record of Common Stock as of the close of business on February 24, 2022 beginning on or about February 28, 2022. You may obtain free copies of the Proxy Statement/Prospectus, the related Letter of Transmittal and all other documents containing important information about RHE and the Exchange Offer through the SEC’s website at www.sec.gov or by contacting the Information Agent and Proxy Solicitor, Morrow Sodali LLC, at (203) 658-9400 for banks and brokers (collect) and (800) 662-5200 for all other callers (toll free). You will not be charged for any of these documents that you request.

About Regional Health Properties

Regional Health Properties, Inc. (NYSE American: RHE) (NYSE American: RHE-PA) is the successor to AdCare Health Systems, Inc., and is a self-managed healthcare real estate investment company that invests primarily in real estate purposed for senior living and long-term healthcare through facility lease and sub-lease transactions, and operation of such real estate when required.

The Company currently owns, leases, manages for third parties, and operates, 24 facilities. The Company: (i) leased 10 skilled nursing facilities (“SNFs”) (which the Company owns); (ii) subleased eight SNFs (which the Company leases) to third-party tenants; (iii) operated one SNF, as of January 1, 2021, previously subleased (which the Company leases); (iv) leased two assisted living facilities (which the Company owns) to third-party tenants; and (v) managed, on behalf of third-party owners, two SNFs and one independent living facility.

Important Cautions Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements in this press release regarding the timing of the reconvened Special Meeting and the Exchange Offer are forward-looking statements.

Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those projected or contemplated by our forward-looking statements due to various factors, including, among others: our dependence on the operating success of our operators; the significant amount of, and our ability to service, our indebtedness; covenants in our debt agreements that may restrict our ability to make investments, incur additional indebtedness and refinance indebtedness on favorable terms; the availability and cost of capital; our ability to raise capital through equity and debt financings or through the sale of assets; the effect of increasing healthcare regulation and enforcement on our operators and the dependence of our operators on reimbursement from governmental and other third-party payors; the relatively illiquid nature of real estate investments; the impact of litigation and rising insurance costs on the business of our operators; the impact on us of litigation relating to our prior operation of our healthcare properties; the effect of our operators declaring bankruptcy, becoming insolvent or failing to pay rent as due; the ability of any of our operators in bankruptcy to reject unexpired lease obligations and to impede our ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations; our ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; the impact of COVID-19 on our business and the business of our operators, including without limitation, the extent and duration of the COVID-19 pandemic, increased costs experienced by our operators in connection therewith, and the extent to which government support may be available to our operators to offset such costs and the conditions related thereto; and other factors discussed from time to time in our news releases, public statements and documents filed by us with the SEC from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Exchange Offer and Where to Find It

In connection with the proposed transaction, RHE filed with the SEC a registration statement on Form S-4 on June 1, 2021 (as amended on July 2, 2021, February 11, 2022 and February 22, 2022) that includes a proxy statement and that also constitutes a prospectus. The registration statement was declared effective by the SEC on February 25, 2022 at 9:00 a.m., Eastern Time. RHE filed the definitive proxy statement/prospectus in connection with the proposed transaction with the SEC. RHE commenced mailing the definitive proxy statement/prospectus to shareholders on or about February 28, 2022. RHE also filed with the SEC a joint statement on Schedule TO/13E-3 (the “Schedule TO/13E-3”) for the proposed transaction. The definitive proxy statement/prospectus and the Schedule TO/13E-3 will be supplemented to reflect the changes described in this press release. RHE intends to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that RHE may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE SCHEDULE TO/13E-3, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RHE AND THE

PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement, the Schedule TO/13E-3 and the definitive proxy statement/prospectus and all other documents containing important information about RHE and the proposed transaction, once such documents are filed with the SEC, including the definitive proxy statement/prospectus, through the website maintained by the SEC at www.sec.gov. The proxy statement/prospectus included in the registration statement and additional copies of the proxy statement/prospectus will be available for free from RHE.

Participants in the Solicitation

RHE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of RHE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in RHE’s proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on October 22, 2021, and RHE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RHE using the sources indicated above.

Company Contact

Brent Morrison

Chief Executive Officer and President

Regional Health Properties, Inc.

Tel (678) 368-4402

brent.morrison@regionalhealthproperties.com

Investor Relations
Brett Maas

Managing Partner
Hayden IR

Tel (646) 536-7331
brett@haydenir.com